                                                                    EXHIBIT 10.8
The Alberta Stock Exchange                                              Form 10B
--------------------------------------------------------------------------------


                                ESCROW AGREEMENT
                                  (PERFORMANCE)


         THIS AGREEMENT made in triplicate, as of this 28th day of April, 1998.

AMONG:

                              INZECO HOLDINGS INC.
                          (herein called the "Issuer")

                                                               OF THE FIRST PART

                                     - and -

                        MONTREAL TRUST COMPANY OF CANADA
                          (herein called the "Trustee")

                                                              OF THE SECOND PART

                                     - and -

         ROGER J. SHORT, WILLIAM R. BEAVERS, GREENSULATE L.L.C., SHEILA M. FINN, WARREN D. ARSENEAU, MICHAEL BOYD, JUNIOR INDUSTRIAL FINANCE CORP., ROBERT H. STIKEMAN, GUNDYCO
         IN TRUST FOR SHEILA FINN RRSP ACCOUNT #550-28824-17, T/D INVESTOR COMPANY IN TRUST FOR MIKE BOYD RRSP ACCOUNT #140422-S, RBC DOMINION IN TRUST FOR WILLIAM BEAVERS RRSP ACCOUNT #49380616-1-3
                     (herein called the "Securityholders")

                                                               OF THE THIRD PART


         WHEREAS, in order to comply with the requirements of the Alberta Securities Act, S.A. 1981, c.S-6.1 as amended. The Alberta Stock Exchange (the "Exchange"), the Securityholders have agreed to deposit certain securities of the Issuer owned or to be received by them into escrow in accordance with the terms of this Escrow Agreement;

         AND WHEREAS, in order to comply with the requirements of The Alberta Stock Exchange (the "Exchange"), the Securityholders are desirous of depositing in escrow certain securities of the Issuer owned or to be received by them;


--------------------------------------------------------------------------------
October 1997                                                               10B-1

The Alberta Stock Exchange                                              Form 10B
--------------------------------------------------------------------------------

         AND WHEREAS, the Trustee has agreed to undertake and perform its duties according to the terms and conditions thereof;

         NOW, THEREFORE, this agreement witnesses that, in consideration of the sum of One ($1.00) Dollar paid by the parties to each other, receipt of this sum being acknowledged by each of the parties, the Securityholders jointly and severally covenant and agree with the Issuer and with the Trustee, and the Issuer and the Trustee covenant and agree each with the other and with the Securityholders jointly and severally as follows:

1. Where used in this agreement, or in any amendment or supplement hereto, unless the context otherwise requires, the following words and phrases shall have the following ascribed to them below:

         (a) "CASH FLOW" means net income derived from the property, as shown on the audited financial statements or verified by the Issuer's auditors, adjusted for the following add-backs: (i) depreciation, (ii) depletion, (iii) deferred taxes, (iv) amortization of goodwill, (v) amortization of research and development costs.

         (b) "RELATED PARTY" means a promoter, officer, director, insider or control person of the Issuer and any associates or affiliates of these parties.

2. Each of the Securityholders hereby places and deposits in escrow with the Trustee those of his securities of the Issuer which are represented by the certificates described in Schedule "A" (the "Escrowed Securities") and the Trustee hereby acknowledges receipt of such Escrowed Securities. Each Securityholder further undertakes and agrees to deposit into escrow any further securities of the Issuer which the Securityholder may receive as a stock dividend on the Escrowed Securities and to deliver to the Trustee immediately on receipt thereof the certificates (if any) for any such further securities and any replacement certificates which may at any time be issued for any of the Escrowed Securities.

3. Each of the Securityholders shall be entitled to a letter or receipt from the Trustee stating the number of securities held for the Securityholder by the Trustee subject to the terms of this Agreement. It is expressly understood and agreed by the parties hereto that such letter or receipt shall not be assignable or transferrable.

4. Each of the Securityholders hereby underakes and agrees to deposit in escrow with the Trustee any securities of the Issuer owned or acquired by the Securityholder in accordance with the escrow restrictions imposed by the Exchange.

5. The Parties hereby agree that the Escrowed Securities and the beneficial ownership of or any interest in them and the certificates representing them (including any replacement securities or certificates) shall remain in escrow and shall be released only in accordance with the terms hereof and on the written consent of the Exchange to the Trustee.


--------------------------------------------------------------------------------
October 1997                                                               10B-2

The Alberta Stock Exchange                                              Form 10B
--------------------------------------------------------------------------------

6. The Securityholders direct the Trustee to retain their respective securities and the certificates (including any replacement securities or certificates) representing them and not to do or cause anything to be done to release them from escrow or to allow any transfer, hypothecation or alienation thereof, without the written consent of the Exchange.

7. The Parties agree that a partial release of the Escrowed Securities shall release from escrow only the securities specified in it, and this Agreement shall continue in full force and effect in respect of those securities as may from time to time remain in escrow until all of the Escrowed Securities have been either released pursuant to paragraph 11 or on the written consent of the Exchange, or canceled pursuant to paragraph 15 hereof. For greater certainty, this paragraph does not apply to securities transferred within escrow.

8. In the event of bankruptcy or death of a Securityholder, the Trustee, upon receipt of written notification by the Exchange, may transmit the Securityholder's securities by operation of law to the trustee in bankruptcy, person representative or surviving joint tenant as the case may be but, notwithstanding such transmission, the securities shall remain subject to the terms of this Agreement.

9. The Exchange may consent in writing to the transfer within escrow or hypothecation within escrow of any of the Escrowed Securities, subject to written confirmation by the transferee or mortgagee to be bound by the terms of this Agreement and subject also to such other terms and conditions as the Exchange may impose, and the Trustee, on receipt of the written consent of the Exchange and of the agreement of the transferee or mortgagee as described, shall permit such transfer within escrow or hypothecation within escrow.

10. Any Securityholder applying to the Exchange for a consent for a transfer within escrow shall, before applying, give reasonable notice in writing of his intention to the Issuer and the Trustee. The Securityholders hereby acknowledge that any transferee of any Escrowed Securities shall be required to become bound by all of the provisions hereof.

11.      (a)      The Exchange will generally consent to the release from escrow of one share for each $0.20 of Cash Flow generated by or from the Issuer.

         (b) Any release from escrow under this paragraph 11 shall be made pursuant to a written application on behalf of the Issuer or the Securityholders, which application shall be accompanied by evidence of the Cash Flow received or Deferred Expenditures incurred in a form satisfactory to the Exchange. Application for release may only be made once per year and may only relate to Cash Flow received or Deferred Expenditures incurred in the preceding fiscal year or the fiscal years of the Issuer since the last release from escrow pursuant to this Agreement, whichever is greater. All shares released from escrow shall, unless otherwise directed by the Exchange, be distributed pro-rata to all Securityholders.

         (c) Notwithstanding subparagraph (b) above, the maximum number of shares which may be released from escrow in any one calendar year to any Securityholder who is a Related Party shall be one third of the original number of shares held in escrow on behalf of such Securityholder.


--------------------------------------------------------------------------------
October 1997                                                               10B-3

The Alberta Stock Exchange                                              Form 10B
--------------------------------------------------------------------------------

12. The Securityholders hereby renounce and release any right to receive payment of any dividend (other than a stock dividend) which may be payable on any Escrowed Securities with the intent that the dividend shall not be paid on securities which are in escrow on the record date set for the dividend.

13. If the Issuer is wound up and any securities remain in escrow under this agreement at the time when a distribution of assets to holders of securities is made by the liquidator, the Securityholders do hereby assign their right to receive that part of the distribution which is attributable to the Escrowed Securities to the Trustee, for the benefit of, and in trust for the persons and companies who are then Securityholders of the Issuer whose securities are not subject to this Agreement, rateably in proportion to their holdings.

14.      (a)      In the event that the Exchange determines or becomes aware that the Issuer has lost, alienated or has not obtained a good or marketable title to, or has abandoned or discontinued development of, any or all of the aforesaid property or asset(s) which was or formed all or any part of the consideration for which the Escrowed Securities were issued, or that any or all of the said property or asset(s) has become a little or no value, the Issuer shall declare the occurrence of that event, with full particulars thereof, to the Exchange by a resolution of its directors, and those Securityholders who are directors from time to time hereby agree to cause such resolution to be passed and certified to the satisfaction of the Exchange.

         (b) The Securityholders jointly and severally agree with the Issuer and the Trustee that in the vent of any such loss, alienation, failure to acquire title, or of such abandonment or discontinuance of development or diminution of value, the Escrowed Securities shall not be canceled or released from escrow, in whole or in part, except with the consent of the Exchange.

         (c) The Exchange may, in its sole discretion, having regard to the number and value of the securities issued for the property or asset, the value of the property as ultimately established and such other circumstances as it may consider relevant, determine the number of securities to be canceled or released and shall communicate its decision in writing to the Trustee. If the Exchange determines that less than the total Escrowed Securities shall be canceled or released, the securities to be canceled or released shall be allocated proportionately amongst the Securityholders in relation to their respective shareholdings of the Issuer, unless the Exchange otherwise directs or the Securityholders, with the consent of the Exchange, otherwise agree in writing.

         (d) On receipt by the Trustee of a direction from the Exchange to cancel any Escrowed Securities, the Trustee shall tender the required number of Escrowed Securities to the Issuer for cancellation and the Issuer shall thereupon take the necessary action, by way of reduction of capital or otherwise, to cancel the Escrowed Securities, and the certificates for these securities shall be delivered up for cancellation by the Issuer's transfer agent.

         (e) Each of the Securityholders undertakes and agrees to vote and cause to be voted their respective securities in a manner consistent with the terms, conditions and intent of this Agreement in relation to the aforesaid cancellation of Escrowed Securities.


--------------------------------------------------------------------------------
October 1997                                                               10B-4

The Alberta Stock Exchange                                              Form 10B
--------------------------------------------------------------------------------

15. Notwithstanding paragraphs 11 and 14, any Escrowed Securities not released from escrow in accordance with the terms of this Agreement before the expiration of five (5) years from the date of this Agreement shall be canceled forthwith and the Issuer and the Trustee hereby undertake and agree to take all actions as may be necessary to expeditiously effect such cancellation.

16. For the purposes of effecting a cancellation of Escrowed Securities pursuant to paragraphs 14 and 15 the Securityholders hereby irrevocably appoint the Trustee as their attorney for the purposes of canceling the Escrowed Securities, with authority to substitute one or more persons or entities with the like powers.

17. All voting rights attached to the escrowed securities shall at all times be exercised by the respective registered owners thereof.

18. The Securityholders agree that, while any of their securities are held in escrow under this Agreement, they will not, without the prior written consent of the Exchange, vote any of their securities (whether escrowed or not) in support of any arrangement that would result in a repayment of capital being made on the Escrowed Securities prior to the commencement of any winding up of the Issuer.

19. The Securityholders and the Issuer hereby jointly and severally agree to and do hereby release and indemnify and save harmless the Trustee from and against all claims, suits, demands, costs, damages and expenses which may be occasioned by reason of the Trustee's compliance in good faith with the terms hereof, including, but not limited to, any action taken by the Trustee to effect the cancellation of or to surrender to the Issuer for cancellation all or any portion of the Escrowed Securities pursuant to paragraphs 14 and 15.

20. The Securityholders and the Issuer hereby jointly and severally agree to and do hereby release and indemnify the Exchange, its governors, officers and employees from and against all claims, suits, demands, actions, costs, damages and expenses which may be occasioned by reason of the enforcement by the Exchange of or compliance with any of the provisions of this Agreement, including, but not limited to, any determination made by the Exchange that the cancellation of all or any portion of the Escrowed Securities is appropriate in accordance with the provisions of paragraphs 14 and 15.

21. The Trustee accepts the responsibilities placed on it by this Agreement and agrees to perform them in accordance with the terms of this Agreement and the written consents, orders or directions of the Exchange.

22. The Issuer hereby acknowledges the terms and conditions of this Agreement and agrees to take all reasonable steps to facilitate its performance and to pay the Trustee's proper charges for its services under this Agreement.

23. In the event the Trustee wishes to resign, retire or otherwise terminate its obligations pursuant to this Agreement, it shall be required to provide at least ninety (90) days written notice to the Issuer. Upon receipt of such notice the Issuer may, with the written consent of the Exchange, by writing, appoint another Trustee in its place and such appointment shall be binding on the Securityholders and the new Trustee shall assume and be bound by the obligations of the Trustee hereunder.


--------------------------------------------------------------------------------
October 1997                                                               10B-5

The Alberta Stock Exchange                                              Form 10B
--------------------------------------------------------------------------------

24. The covenants of the Securityholders with the Issuer in this agreement are made with the Issuer both in its own right and as trustee for the holders from time to time of free securities in the Issuer, and may be enforced not only by the Issuer but also by any holder of free securities.

25. This agreement may be executed in several parts of the same form and the parts as so executed shall together constitute one original agreement, and the parts, if more than one, shall be read together and construed as if all the signing parties hereto had executed one copy of this agreement.

26. This Agreement may be amended upon agreement of the Issuer, the Trustee and the Securityholders and upon the written consent having been obtained from the Exchange.

27. This Agreement and Schedule "A" attached hereto contains the entire understanding between the parties hereto with respect to the subject matter hereof and supersedes all prior agreements, understandings, negotiations and discussions, whether oral or written, between the parties and there are no warranties, representations or other agreements between the parties in connection with this Agreement, except as specifically set forth herein.

28. No waiver, modification or termination of this Agreement shall be binding on any of the parties unless executed in writing by all parties hereto. No waiver of any of the provisions of this Agreement shall be deemed or shall constitute a waiver of any other provision (whether similar or not), nor shall any waiver constitute a continuing waiver, unless expressly provided.

29. This Agreement shall be interpreted in accordance with and governed in all respects by the laws of the Province of Alberta. The courts of Alberta shall have non-exclusive jurisdiction to entertain any action or proceeding brought by or against the Exchange or any of the parties hereto in connection with this Agreement or any alleged breach hereof and the parties hereby expressly agree to attorn to the jurisdiction of such courts for that purpose.

30. This Agreement shall be read with all changes in gender or number as the context may require, and the word "person" or "persons" as used in this Agreement shall be deemed to include firms, partnerships, corporations and associations as well as natural persons. Further, the term "Securityholders" shall include any permitted transferees within escrow and any person to whom the interest of a Securityholder may be transmitted by operation of law as provided in paragraph 8 and the term "Trustee" shall include a new Trustee appointed under paragraph 23, and whenever the singular or masculine is used, the same shall be construed to include the plural, feminine, neuter or a corporate or other entity where the context so requires.

31. Any provision or any portion of any provision or provisions of this Agreement determined by a court of competent jurisdiction to be invalid, illegal or unenforceable shall be deemed stricken to the extent necessary to eliminate any invalidity, illegality or unenforceability and the rest of the Agreement and all other provisions and parts thereof shall remain in full force and effect and be binding up the parties hereto as though he said illegal and/or unenforceable provision or provisions or part or parts thereof had never been included in this Agreement.

32. This agreement shall enure to the benefit of and be binding on the parties to this agreement and each of their heirs, executors, administrators, successors and assigns.


--------------------------------------------------------------------------------
October 1997                                                               10B-6

The Alberta Stock Exchange                                              Form 10B
--------------------------------------------------------------------------------

         IN WITNESS WHEREOF, the Issuer, the Trustee and the Securityholders have executed this Agreement as of the date and year first above written.


INZECO HOLDINGS INC.


Per: /s/ Warren Arseneau
     --------------------------
Per:
     -------------------------- (corporate seal)


MONTREAL TRUST COMPANY OF CANADA


Per: /s/ Gloria Collins
     --------------------------
Per:
     -------------------------- (corporate seal)















--------------------------------------------------------------------------------
October 1997                                                               10B-7

The Alberta Stock Exchange                                              Form 10B
--------------------------------------------------------------------------------

         SIGNED by the respective Securityholders whose names are specified in the right hand column below in the presence of the witness to such signature as indicated opposite the signature of each Securityholder as specified in the left hand column below.


                               Securityholders


                               /s/ Roger J. Short
                               -----------------------------------------
                               Roger J. Short


                               /s/ William R. Beavers
                               -----------------------------------------
                               William R. Beavers


                               /s/ Sheila M. Finn
                               -----------------------------------------
                               Sheila M. Finn


                               /s/ Warren D. Arseneau
                               -----------------------------------------
                               Warren D. Arseneau


                               /s/ Michael Boyd
                               -----------------------------------------
                               Michael Boyd


                               /s/ Robert H. Stikeman
                               -----------------------------------------
                               Robert H. Stikeman



                               GREENSULATE L.L.C.


                               Per: /s/ name of signatory illegible
                                    ------------------------------------



                               JUNIOR INDUSTRIAL FINANCE CORP.


                               Per: /s/ Michael Boyd
                                    ------------------------------------


                                   RBC DOMINION IN TRUST FOR WILLIAM
                                   BEAVERS RRSP ACCOUNT #49380616-1-3


                                   Per: /s/ name of signatory illegible
                                        --------------------------------



                                   GUNDYCO IN TRUST FOR SHEILA FINN
                                   RRSP ACCOUNT #550-28824-17


                                   Per: /s/ name of signatory illegible
                                        --------------------------------



                                   T/D INVESTOR COMPANY IN TRUST FOR
                                   MIKE BOYD RRSP ACCOUNT #140422-S


                                   Per: /s/ name of signatory illegible
                                        --------------------------------


--------------------------------------------------------------------------------
October 1997                                                               10B-8

The Alberta Stock Exchange                                              Form 10B
--------------------------------------------------------------------------------

                                  SCHEDULE "A"


        To the Escrow Agreement dated as of the 28th day of April, 1998.


---------------------------------------------------------------------------------------------------------------
Name of Securityholders                               Type of Securities                 Number of Securities
---------------------------------------------------------------------------------------------------------------
ROGER J. SHORT                                           Common Shares                          701,265
---------------------------------------------------------------------------------------------------------------
WILLIAM R. BEAVERS                                       Common Shares                          277,657
---------------------------------------------------------------------------------------------------------------
RBC DOMINION IN TRUST FOR WILLIAM                        Common Shares                          160,186
BEAVERS RRSP ACCOUNT #49380616-1-3
---------------------------------------------------------------------------------------------------------------
GREENSULATE L.L.C.                                       Common Shares                        3,470,730
(a corporation controlled by Martin H. Beck)
---------------------------------------------------------------------------------------------------------------
SHEILA M. FINN                                           Common Shares                          308,984
---------------------------------------------------------------------------------------------------------------
GUNDYCO IN TRUST FOR SHEILA FINN                         Common Shares                          138,828
RRSP ACCOUNT #550-28824-17
---------------------------------------------------------------------------------------------------------------
WARREN D. ARSENEAU                                       Common Shares                        3,384,110
---------------------------------------------------------------------------------------------------------------
MICHAEL BOYD                                             Common Shares                          249,180
---------------------------------------------------------------------------------------------------------------
T/D INVESTOR COMPANY IN TRUST FOR                        Common Shares                          106,791
MIKE BOYD RRSP ACCOUNT #140422-S
---------------------------------------------------------------------------------------------------------------
JUNIOR INDUSTRIAL FINANCE CORP.                          Common Shares                          273,386
(a corporation wholly owned by Michael Boyd)
---------------------------------------------------------------------------------------------------------------
ROBERT H. STIKEMAN                                       Common Shares                          227,822
---------------------------------------------------------------------------------------------------------------







--------------------------------------------------------------------------------
October 1997                                                               10B-9